UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act Of 1934

Date of report (date of earliest event reported): September 13, 2002

LUCENT TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-11639 (Commission File Number)	22-3408857 (IRS Employer Identification No.)

600 Mountain Avenue, Murray Hill, New Jersey (Address of principal executive offices)	07974 (Zip Code)

(908) 582-8500
(Registrant's telephone number)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 9.  Regulation FD Disclosure

On September 13, 2002, the registrant issued the press release attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LUCENT TECHNOLOGIES INC.

/s/John A. Kritzmacher

Dated: September 13, 2002	By:____________________________
Name: John A. Kritzmacher
Title: Senior Vice President and Corporate
Controller

EXHIBIT INDEX

Exhibits:

Exhibit 99.1	Press release dated September 13, 2002.